Exhibit 99.1

Bath & Body Works Appoints Global Personal Care and Beauty Industry Veteran Gina Boswell as Chief Executive Officer

Boswell Brings 30+ Years of Experience Across Global Brands

COLUMBUS, Ohio, November 2, 2022 – Bath & Body Works, Inc. (NYSE: BBWI) today announced that the Company’s Board of Directors has voted unanimously to appoint Gina Boswell Chief Executive Officer and a member of the Board, effective December 1, 2022. Sarah E. Nash, who has served as Executive Chair of the Board since February 2022 and interim Chief Executive Officer since May 2022, will remain Executive Chair through the end of the Company’s fiscal year on January 28, 2023, at which time she will transition back to Chair of the Board.

Ms. Boswell has more than 30 years of experience, including extensive beauty and personal care leadership roles at global companies such as Unilever, Alberto Culver Company and The Estee Lauder Companies. She brings deep expertise in sales, marketing, brand-building, and business development and strategy, along with strong operational experience and a demonstrated track record of delivering successful business outcomes. Known as a values-based leader, Ms. Boswell has led large cross-functional teams both domestically and internationally with a strong focus on team building.

Ms. Nash commented, “Gina is a proven leader of global businesses with decades of beauty and personal care industry experience and an impressive track record of driving profitable growth. Gina’s customer-centric mindset, multi-channel expertise and passion for building high-performance cultures make her the ideal leader for Bath & Body Works’ next growth chapter. The Board is confident that her industry knowledge and collective skillset will help the Company in continuing to enhance our omni approach, executing our merchandising initiatives, and accelerating growth across channels, categories and regions to ultimately drive enhanced value for shareholders.”

Ms. Boswell said, “I am both honored and excited to join Bath & Body Works and lead the Company at such a dynamic time. I see tremendous potential to leverage the Company’s deep customer connections, significant product innovation capabilities and vertically integrated supply chain to advance Bath & Body Works’ growth and drive shareholder value. I look forward to partnering with the Board, leadership team and the talented associates across the organization to build on and accelerate the Company’s leadership as a global omnichannel personal care and home fragrance brand.”

Gina Boswell

From 2011 to 2019, Ms. Boswell served in three distinct roles of increasing responsibility at Unilever. First as Executive Vice President, Personal Care North America, she led a multi-billion dollar portfolio comprised of hair care, deodorant, skin cleansing and skin care where she had responsibility for over 20 personal care brands, including Dove, Axe, Vaseline, Tresemme, Suave and Degree. During that time, she successfully grew the haircare category to achieve U.S. market share leadership for the first time, and helped establish a true beauty and personal care culture. From there she was tapped to lead Unilever UK & Ireland, with full P&L responsibility across all personal care, home care and food/refreshment categories. Her most recent role was President, Customer Development for Unilever U.S.A., where she led multi-billion dollar revenue delivery across all channels, customers and categories for Unilever’s largest market. Ms. Boswell joined Unilever through the acquisition and successful integration of Alberto Culver Company, where she served as President of Global Brands and led all brand development activities, including global marketing, R&D, consumer insights and package design. Earlier in her career, Ms. Boswell held leadership and business development roles at Avon Products, Inc., Ford Motor Company and The Estee Lauder Companies.

Ms. Boswell has extensive public and private company board experience and has served as a board member of the Retail Industry Leaders Association (RILA). She has been recognized as a “Woman to Watch” by Advertising Age and “50 Most Influential People in Beauty” by Women’s Wear Daily. She is a summa cum laude graduate of Boston University and received her MBA from Yale University.

ABOUT BATH & BODY WORKS:

Home of America’s Favorite Fragrances®, Bath & Body Works is a global leader in personal care and home fragrance, including the #1 selling collections for fine fragrance mist, body lotion and body cream, 3-wick candles, home fragrance diffusers and liquid hand soap. Powered by agility and innovation, the company’s predominantly U.S.-based supply chain enables the company to deliver quality, on-trend luxuries at affordable prices. Bath & Body Works serves and delights customers however and wherever they want to shop, from welcoming, in-store experiences at more than 1,770 company-operated Bath & Body Works locations in the U.S. and Canada and more than 360 international franchised locations to an online storefront at bathandbodyworks.com.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

We caution that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this press release or made by our company or our management involve risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. Accordingly, our future performance and financial results may differ materially from those expressed or implied in any such forward-looking statements. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “planned,” “potential” and any similar expressions may identify forward-looking statements. Risks associated with the following factors, among others, in some cases have affected and in the future could affect our financial performance and actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statements included in this press release or otherwise made by our company or our management:

●	general economic conditions, inflation, consumer confidence, consumer spending patterns and market disruptions including pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, financial crises, political crises or other major events, or the prospect of these events;
●	the COVID-19 pandemic has had and may continue to have an adverse effect on our business and results of operations;
●	the seasonality of our business;
●	the anticipated benefits from the Victoria’s Secret & Co. spin-off may not be realized;
●	the spin-off of Victoria’s Secret & Co. may not be tax-free for U.S. federal income tax purposes;
●	our dependence on Victoria’s Secret & Co. for information technology services;
●	difficulties arising from turnover in company leadership or other key positions;
●	our ability to attract, develop and retain qualified associates and manage labor-related costs;
●	the dependence on store traffic and the availability of suitable store locations on appropriate terms;

●	our continued growth in part through new store openings and existing store remodels and expansions;
●	our ability to successfully operate and expand internationally and related risks;
●	our independent franchise, license and wholesale partners;
●	our direct channel business;
●	our ability to protect our reputation and our brand image;
●	our ability to successfully complete environmental, social and governance initiatives, and associated costs thereof;
●	our ability to attract customers with marketing, advertising and promotional programs;
●	our ability to maintain, enforce and protect our trade names, trademarks and patents;
●	the highly competitive nature of the retail industry and the segments in which we operate;
●	consumer acceptance of our products and our ability to manage the life cycle of our brand, develop new merchandise and launch new product lines successfully;
●	our ability to source, distribute and sell goods and materials on a global basis, including risks related to:
○	political instability, wars and other armed conflicts, environmental hazards or natural disasters;
○	significant health hazards or pandemics, which could result in closed factories and/or stores, reduced workforces, scarcity of raw materials, and scrutiny or embargoing of goods produced in impacted areas;
○	duties, taxes and other charges;
○	legal and regulatory matters;
○	volatility in currency exchange rates;
○	local business practices and political issues;
○	delays or disruptions in shipping and transportation and related pricing impacts;
○	disruption due to labor disputes; and
○	changing expectations regarding product safety due to new legislation;
●	our geographic concentration of vendor and distribution facilities in central Ohio;
●	our reliance on a limited number of suppliers to support a substantial portion of our inventory purchasing needs;
●	the ability of our vendors to deliver products in a timely manner, meet quality standards and comply with applicable laws and regulations;
●	fluctuations in foreign currency exchange rates;
●	fluctuations in product input costs;
●	fluctuations in energy costs;
●	our ability to adequately protect our assets from loss and theft;
●	increases in the costs of mailing, paper, printing or other order fulfillment logistics;
●	claims arising from our self-insurance;
●	our and our third-party service providers’, including Victoria’s Secret & Co. during the term of the Transition Services Agreement between us and Victoria’s Secret & Co. ability to implement and maintain information technology systems and to protect associated data;
●	our ability to maintain the security of customer, associate, third-party and company information;
●	stock price volatility;
●	our ability to pay dividends and make share repurchases under share repurchase authorizations;
●	shareholder activism matters;
●	our ability to maintain our credit ratings;
●	our ability to service or refinance our debt and maintain compliance with our restrictive covenants;

●	the impact of the transition from London Interbank Offered Rate and our ability to adequately manage such transition;
●	our ability to comply with laws, regulations and technology platform rules or other obligations related to data privacy and security;
●	our ability to comply with regulatory requirements;
●	legal and compliance matters; and
●	tax, trade and other regulatory matters.

We are not under any obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this press release to reflect circumstances existing after the date of this press release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized. Additional information regarding these and other factors can be found in “Item 1A. Risk Factors” in our 2021 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, and our subsequent filings.

For further information, please contact:

Bath & Body Works, Inc.:

Investor Relations

InvestorRelations@bbw.com

Media Relations

Tammy Roberts Myers

Communications@bbw.com